                           SCHEDULE 13E-3

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                  Rule 13e-3 Transaction Statement
 (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                          Amendment No. 2

                 International Design Group, Inc.
--------------------------------------------------------------------
                     (Name of the Issuer)

           International Design Group, Inc., Robert L. Gardner
                    David Raymond and Marilyn Gardner
--------------------------------------------------------------------
                (Name of Person(s) Filing Statement)

                     $0.05 Par Value Common Stock
---------------------------------------------------------------------
                    (Title of Class of Securities)

                             458931-30-0
---------------------------------------------------------------------
                 (CUSIP Number of Class of Securities)

                      Stanley F. Freedman, Esq.
              Krys Boyle Freedman Scott & Sawyer, P.C.
                       600 Seventeenth Street
                       Suite 2700 South Tower
                       Denver, Colorado 80202

     Telephone:  (303) 893-2300
     Facsimile:  (303) 893-2882
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

[x] a. The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation
14C [17 CFR240.14c-1 to 240.14c-101]

[ ] b. The filing of a registration statement under the Securities Act of 1933.

[ ]  c.  A tender offer.

[ ]  d.  None of the above.

[x] Check the box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies.

                                         Calculation of      Amount of
Transaction Valuation                      Filing Fee        Filing Fee
$382,239 is the maximum aggregate amount   1/50th of 1% of     $76.45
of cash payments that the Registrant        $382,239
would be required to pay to stockholders
in lieu of fractional shares as the result
of the proposed transaction which is the
subject of this Schedule 13E-3 Transaction
Statement

[ ] Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:__________________________

                     CROSS-REFERENCE SHEET


  Schedule 13E-3 Item Location
  ----------------------------
1.   Issuer and Class of Security Subject
     to the Transaction                        Schedule 13E-3

2.   Identity and Background                   Schedule 13E-3

3.   Past Contacts, Transactions or
     Negotiations                              Schedule 13E-3
                                               Information Statement-
                                               "CERTAIN RELATIONSHIPS AND
                                               RELATED TRANSACTIONS;"
                                               Form 10-KSB for fiscal year
                                               ended February 29, 1996
                                               "CERTAIN RELATIONSHIPS AND
                                               RELATED TRANSACTIONS;"
                                               Form 10-KSB for fiscal year
                                               ended February 28, 1995
                                               "CERTAIN RELATIONSHIPS AND
                                               RELATED TRANSACTIONS."

4.   Terms of the Transaction                  Schedule 13E-3

5.   Plans or Proposals of the Issuer
     or Affiliate                              Schedule 13E-3

6.   Source and Amounts of Funds or Other
     Consideration                             Information Statement -
                                               PROPOSED REVERSE STOCK
                                               SPLIT-Financing of the
                                               Reverse Stock Split"

7.   Purpose(s), Alternatives, Reasons and
     Effects                                   Information Statement -
                                               PROPOSED REVERSE STOCK
                                               SPLIT

8.   Fairness of the Transaction               Information Statement -
                                               PROPOSED REVERSE STOCK
                                               SPLIT-Fairness of the
                                               Reverse Stock Split-
                                               Determination of Fair
                                               Value

9.   Reports, Opinions, Appraisals and
     Certain Negotiations                      Information Statement -
                                               PROPOSED REVERSE STOCK
                                               SPLIT

10.   Interest in Securities of the Issuer     SECURITY OWNERSHIP OF
                                               CERTAIN BENEFICIAL OWNERS
                                               AND MANAGEMENT and
                                               PROPOSED REVERSE STOCK
                                               SPLIT

11.   Contracts, Arrangements or
      Understandings with Respect to the
      Issuer's Securities                      Schedule 13E-3

12.   Present Intention and Recommendation
      of Certain Persons with Regard to the
      Transaction                              Information Statement -
                                               PROPOSED REVERSE STOCK
                                               SPLIT-Conduct of the
                                               Company's Business after
                                               the Reverse Stock Split-
                                               Stockholders Eligible to
                                               Continue as Stockholders
                                               without Additional
                                               Purchases

13.   Other Provisions of the Transaction      Information Statement -
                                               PROPOSED REVERSE STOCK
                                               SPLIT

14.   Financial Information                    Information Statement -
                                               Financial Information

15.   Persons and Assets Employed, Retained
      or Utilized                              Schedule 13E-3

16.   Additional Information                   Schedule 13E-3

17.   Material to be Filed as Exhibits         Schedule 13E-3

 Item 1.Issuer and Class of Security Subject to the Transaction.

  (a) The name of the issuer is International Design Group, Inc. (the "Company"). The address of the Company's principal executive offices is:

                   3201 Griffin Road, Suite 210
                      Dania, Florida  33312

  (b) As of November 30, 1996, there were 3,768,401 shares of the Company's $.05 par value, common stock (the "Common Stock") outstanding. As of that date, the Company's Common Stock was held by 1,673 stockholders of record.

  (c) The Company's Common Stock has been quoted in the "pink sheets" since October 31, 1989, and is only traded sporadically. Accordingly, there is no current established public market for the Common Stock. From 1989 through 1994, quotations for the stock that are reflected in the Company's periodic reports were estimated, on a calendar basis, by one of the market makers in the Company's Common Stock. Since the beginning of 1995 quotations have been obtained from the National Quotation Bureau. Inter-dealer quotations (without adjustment for retail mark-up, mark-down or commissions, and which do not necessarily represent actual transactions) indicate that the average bid price for the stock during the past six months was $0.193 per share. The current bid price for the Company's Common Stock is $0.063 per share, and the most recent trade was made at $0.06 per share.
       The low and high bid quotations (obtained from the National Quotation Bureau) for each quarter for the last two years were as follows:

                                                    1994
                                              ------------------
                                              Low Bid   High Bid
                                              -------   --------
        Fourth Quarter                          .25        .25

                                                     1995
                                              ------------------
                                              Low Bid   High Bid
                                              -------   --------
        First Quarter                          .125          .25
        Second Quarter                         .1875         .25
        Third  Quarter                         .1875         .25
        Fourth Quarter                         .1875         .25

                                                     1996
                                               ------------------
                                               Low Bid   High Bid
                                               -------   --------
        First Quarter                           .1875       .25
        Second Quarter                          .1875       .1875
        Third  Quarter                          .1875       .1875
        Fourth Quarter                          .1875       .1875

     (d) No dividends have been paid on the Company's Common Stock during the past two years and no dividends are presently anticipated. The Company is a party to certain loan documents (a senior loan from an unaffiliated bank and a subordinated loan from a director of the Company) which by their terms prohibit the Company from declaring or paying any dividends without first obtaining the written consent of each of the respective lenders.

     (e) The Company has not offered or sold any securities for cash pursuant to any underwritten offering during any of the past three years.

     (f) The Company has made sporadic purchases of odd-lots of its Common Stock since the commencement of the Company's second full fiscal year preceding the date of this schedule at prices varying from $0.16 to $0.50 per share. The average purchase prices for each quarterly period of the Company are as follows:

                                                 Average
                                                 Purchase   Amount of
                      Number of        Total     Price      Shares
Quarter Ended        Transactions      Price     Per Share  Purchased
-------------        ------------      -----     ---------  ---------
May 31, 1994              6           $19,313      $0.32      60,356

August 31, 1994           0                 0          0           0

November 30, 1994         1           $ 1,983      $0.29       6,840

February 28, 1995         5           $ 4,140      $0.35      11,828

May 31, 1995              2           $ 7,955      $0.37      21,500

August 31, 1995           3           $ 6,320      $0.28      22,572

November 30, 1995         2           $ 4,275      $0.29      14,740

February 29, 1996         3           $ 4,046      $0.29      13,952

May 31, 1996              0                 0          0           0

August 31, 1996           0                 0          0
                      -------         --------     ------     --------
                                      $48,032      $0.32     151,788

Item 2.  Identity and Background.

   1.   (a)   Robert L. Gardner

        (b)   3201 Griffin Rd,  Suite 210
              Dania, Florida   33312

        (c)   Chairman of the Board of the Company.    The address of the
              Company's principal executive offices is:

                            3201 Griffin Road,  Suite 210
                            Dania, Florida   33312

        (d) Mr. Gardner has served as the Chairman of the Board of the Company since December 1986 and as a director of the Company since September 1986 and as the Treasurer of the Company from September 1986 through July 1988. From September 1986 to December 1986, Mr. Gardner served as the President of the Company. Prior to purchasing a substantial number of shares of the Company, Mr. Gardner was aprivate investor. Mr. Gardner was the Chairman of Griggs International, Inc., a publicly-held manufacturer of office, school and theater seating from 1978 to 1983. In 1983, the business was sold and the company liquidated.

        (e)   Not applicable.

        (f)   Not applicable.

        (g)   Citizen of the United States.

   2.   (a)   David Raymond

        (b)   3201 Griffin Rd
              Dania, Florida  33312

        (c)   President, Secretary, Treasurer of the Company.   The address
              of the Company's pricipal executive offices is:

                        3201 Griffin Road, Suite 210
                        Dania, Florida   33312

        (d) Mr. Raymond has served as Treasurer of the Company since July, 1988 and was appointed President, Secretary and a Director on July 10, 1990. From 1981 until 1987, Mr. Raymond was employed by the accounting firm of Touche Ross and Co. (currently Deloitte & Touche). Mr. Raymond is a Certified Public Accountant licensed in Florida and is a member of the American Institute of Certified Public Accountants.

        (e)   Not applicable.

        (f)   Not applicable.

        (g)   Citizen of the United States.

   3.   (a)   Marilyn Gardner

        (b)   3201 Griffin Rd
              Dania, Florida  33312

        (c)   Director of the Company.    The address of the Company's
              pricipal executive offices is:

                         3201 Griffin Road, Suite 210
                         Dania, Florida   33312

        (d) Marilyn Gardner was appointed as a Director of the Company on February 22, 1993. Mrs. Gardner is a private investor who has mad investments in a wide variety of business ventures.

        (e)   Not applicable.

        (f)   Not applicable.

        (g)   Citizen of the United States.



Item 3.  Past Contacts, Transactions or Negotiations.

        (a) 1. For a discussion of the transactions with affiliates please see "Certain Relationships and Related Transactions" in the Information Statement for the Company which is filed herewith and incorporated herein by reference and "Certain Relationships and Related Transactions" in the Forms 10-KSB for the Company for the fiscal years ended February 29, 1996 and February 28, 1995 which are incorporated herein by reference.

              2. There have been no contacts, negotiations or transactions entered into or occurred since the Company's second full fiscal year preceding the date of this schedule between the affiliates and the Company concerning a merger, consolidation or acquisition or sale of a material amount of assets of the Company. The only contacts, negotiations or transactions which occurred since the Company's second full fiscal year preceding the date of this schedule between the affiliates and the Company regarding a tender offer are those set forth in "Reasons for the Reverse Stock Split-Alternatives Considered" in the Information Statement for the Company which is filed herewith and incorporated herein by reference. The only contacts, negotiations or transactions which occurred since the Company's second full fiscal year preceding the date of this schedule between the affiliates and the Company regarding the election of directors of the Company are the annual elections of directors (the affiliates comprise all of the directors) which takes place at the Company's annual meeting.

        (b)   Not applicable.

Item 4.  Terms of the Transaction.

        (a) The material terms of the Rule 13e-3 transaction are as follows:

  Pursuant to a resolution adopted on October 22, 1996, the Company's Board of Directors has unanimously recommended that the Company "go private" by undertaking a reverse stock split pursuant to which one new share of the Company's Common Stock will be issued in exchange for each 12,500 shares of the Company's Common Stock that are currently issued and outstanding, and one new share of the Company's Preferred Stock will be issued in exchange for each 12,500 shares of the Company's Preferred Stock that are currently issued and outstanding. Shares of the Company's Common Stock and Preferred Stock that are currently issued and outstanding are hereinafter referred to as the "Old Shares," and the shares of Common Stock and Preferred Stock that will become issued and outstanding upon consummation of the proposed reverse stock split are hereinafter referred to as the "New Shares."

  To the extent that this reverse stock split results in any stockholder owning less than a full New Share, the Company will pay cash for each such fractional share in an amount equal to the appropriate fraction of $.39 per whole share (which represents the fair value of a whole share before the consummation of the proposed reverse stock split as determined by the Company's Board of Directors).

(b) There is no term or arrangement concerning the Rule 13e-3 transaction relating to any security holder of the issuer which is not identical to that relating to other security holders of the same class of securities of the issuer; however, the fair value of fractional shares of Common Stock was determined by the members of the Board of Directors (all of whom own stock and none of whom will be eliminated by the reverse split) in their sole discretion utilizing what they consider to be reasonable indicators of the value of the Company's stock at the present time. No fairness opinion has been obtained with respect to the subject reverse stock split and no outside experts were consulted by the Board of Directors in making its determination.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

(a) There is currently no known plan or proposal of the issuer or any affiliate regarding activities or transactions which are to occur after the 13e-3 transaction which relate to or that would result in an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the issuer or any of its subsidiaries.

(b) There is currently no known plan or proposal of the issuer or any affiliate regarding activities or transactions which are to occur after the 13e-3 transaction which relate to or that would result in a sale or transfer of a material amount of assets of the issuer or any of its subsidiaries.

(c) There is currently no known plan or proposal of the issuer or any affiliate regarding activities or transactions which are to occur after the 13e-3 transaction which relate to or that would result in any change in the present board of directors or management of the issuer including, but not limited to, any plan or proposal to change the number or term of directors, to fill any existing vacancy on the board or change any material term of the employment contract of any executive officer.

(d) There is currently no known plan or proposal of the issuer or any affiliate regarding activities or transactions which are to occur after the 13e-3 transaction which relate to or that would result in any material change in the present dividend rate or policy or indebtedness or capitalization of the issuer, except that in order for the issuer to continue its growth, it must obtain additional financing and due to the debt covenant ratios placed on the issuer by its current lender, the issuer cannot increase such debt load without obtaining additional equity and/or debt financing (at this time the issuer has no specific plan regarding such equity or debt financing other than the reverse stock split contemplated herein).


(e) There is currently no known plan or proposal of the issuer or any affiliate regarding activities or transactions which are to occur after the 13e-3 transaction which relate to or that would result in any other material change in the issuer's corporate structure or business except that in order for the issuer to continue its growth, it must obtain additional financing and due to the debt covenant ratios placed on the issuer by its current lender, the issuer cannot increase such debt load without obtaining additional equity and/or debt financing (at this time the issuer has no specific plan regarding such equity or debt financing other than the reverse stock split contemplated herein).

(f) The issuer's $0.05 par value Common Stock will become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934 as the result of the proposed reverse stock split. Pursuant to this, the issuer intends to file a Form 15 with the Securities and Exchange Commission (the "Commission") upon competition of the reverse stock split. Should the Commission accept the certification contained in the Form 15 regarding the reduction in the number of shareholders, the issuer's Section 12(g) registration shall terminate ninety days after the filing of the Form 15.

(g) The issuer's Section 13 reporting requirements shall cease upon the filing of the Form 15.


Item 6. Source and Amounts of Funds or Other Consideration.

(a) Please see "PROPOSED REVERSE STOCK SPLIT-Financing of the Reverse Stock Split" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

(b) Please see "PROPOSED REVERSE STOCK SPLIT-Financing of the Reverse Stock Split" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

(c) Please see "PROPOSED REVERSE STOCK SPLIT-Financing of the Reverse Stock Split" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

  Please see the following sections in the Information Statement for the Company filed herewith and incorporated herein by reference:

       Items 7(a), (b) and (c):

          PROPOSED REVERSE STOCK SPLIT

      PROPOSED REVERSE STOCK SPLIT-Reasons for the Reverse Stock Split

     Item 7(d):

     PROPOSED REVERSE STOCK SPLIT-Conduct of the Company's Business
                                  After the Reverse Stock Split

     PROPOSED REVERSE STOCK SPLIT-Certain Federal Income Tax
                                  Consequences


Item 8.  Fairness of the Transaction.

     Items 8(a) and (b): Please see "PROPOSED REVERSE STOCK SPLIT-Fairness of the Reverse Stock Split-Determination of Fair Value" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

     Item 8(c): The Reverse Stock Split has not been structured so that the approval of at least a majority of unaffiliated security holders is required.

     Item 8(d): Please see "PROPOSED REVERSE STOCK SPLIT-Fairness of the Reverse Stock Split-Absence of Independent Third Party Valuation of Arm's Length Negotiations" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

     Item 8(e): The Reverse Stock Split has been approved by all directors, two of whom are employees of the Company.

     Item 8(f):  No offers have been received.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

(a) Please see "PROPOSED REVERSE STOCK SPLIT-Fairness of the Reverse Stock Split-Absence of Independent Third Party Valuation of Arm's Length Negotiations-Determination of Fair Value" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

      (b)Not applicable.

      (c)Not applicable.

Item 10.  Interest in Securities of the Issuer.

     Item 10(a): Please see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

     Item 10(b):  Please see "PROPOSED REVERSE STOCK SPLIT-Recent
Purchases of Stock by the Company and/or Affiliates" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

   No contracts, arrangements, understandings or relationships in connection with the Reverse Stock Split exist between the Company and/or the affiliates and any third party relating to the securities of the Company.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

Item 12(a): Please see "PROPOSED REVERSE STOCK SPLIT-Conduct of the Company's Business after the Reverse Stock Split-Stockholders Eligible to Continue as Stockholders without Additional Purchases" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

Item 12(b): As all persons named in Item 12(a) are directors of the Company, they have, in effect, by voting to approve the Reverse Stock Split made a recommendation in favor of such Reverse Stock Split.

Item 13.  Other Provisions of the Transaction.

Item 13(a): Please see "PROPOSED REVERSE STOCK SPLIT-Lack of Appraisal Rights" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

Item 13(b): There are no provisions to allow unaffiliated stockholders to obtain access to the corporate files of the issuer (other than those set forth in the Delaware General Corporation Law and the Bylaws of the Company) or to obtain counsel or appraisal services at the expense of the Company.

Item 14.  Financial Information.

     Please see "Financial Information" and "Summary Financial
Information" in the Information Statement for the Company which is filed herewith and incorporated herein by reference.

Item 15.  Persons and Assets Employed, Retained or Utilized.

      (a)No officer, employee, class of employee or corporate asset has been or is proposed to be employed, availed of or utilized by the Company in connection with the Reverse Stock Split, except that officers and employees of the Company have caused this Schedule 13E-3 transaction statement and the Information Statement to be prepared during the normal course of their employment with the Company, and the Company is paying all of the costs and other expenses associated with the preparation of this Schedule 13E-3 and the Information Statement, the preparation and providing of such notices and other communications to and with stockholders as may be necessary or appropriate under the circumstances and all of the costs and expenses associated with the consummation of the Reverse Stock Split.

      (b)No person has been retained or employed by the Company to make solicitations or recommendations in connection with the Reverse Stock Split.

Item 16.  Additional Information.

     There is no additional information necessary to make the required statements made herein not materially misleading.

 Item 17.Material to be Filed as Exhibits.

      (a)None.

      (b)None.

      (c)None.

      (d)None.

      (e)None.

                              SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete, and correct.

(Registrant)                               International Design Group Inc.
BY(Signature)                              /s/ David Raymond
(Name and title)                           David Raymond, President
(Date)                                     April 29, 1997
BY(Signature)                              /s/ Robert L. Gardner
(Date)                                     April 29, 1997
BY(Signature)                              /s/ Marilyn Gardner
(Date)                                     April 29, 1997